UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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ENTEGRA FINANCIAL CORP.

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News Release	Contacts:	Barbara Thompson	David Bright
For Immediate Release		919.716.2716	828.524.7000
April 24, 2019		First Citizens Bank	Entegra Financial Corp.

FIRST CITIZENS BANK, ENTEGRA FINANCIAL CORP.

ANNOUNCE MERGER AGREEMENT

RALEIGH, N.C. and FRANKLIN, N.C., April 24, 2019 -- First-Citizens Bank & Trust Company (First Citizens Bank) and Entegra Financial Corp. (Entegra) announced today the signing of a definitive merger agreement. Entegra provides deposit and loan services through its subsidiary, Entegra Bank.

The agreement provides for the acquisition of Franklin, N.C.-based Entegra Financial Corp. by First Citizens Bank, which is headquartered in Raleigh, N.C. The announcement was made jointly by Frank B. Holding Jr., chairman and chief executive officer of First Citizens Bank, and Roger Plemens, president and chief executive officer of Entegra.

The agreement has been approved by the boards of directors of both companies. The transaction is anticipated to close during the second half of 2019, subject to the receipt of regulatory approvals, the approval of Entegra's shareholders and the satisfaction of other customary closing conditions. Under the terms of the agreement, (1) cash consideration of $30.18 per share will be paid to the shareholders of Entegra for each share of its common stock and for each restricted stock unit after conversion to common stock, (2) each Entegra option will be canceled and each option holder will receive a cash payment and (3) no consideration will be paid to First Citizens Bank or its affiliates as a result of their ownership of shares of Entegra’s common stock. As of today, First Citizens Bank and/or its affiliates own approximately 1.56% of Entegra’s outstanding common stock. The total transaction value, including termination fee, is anticipated to be approximately $219.8 million.

On January 15, 2019, Entegra announced it had entered into a definitive agreement to combine with SmartFinancial, Inc. (SmartFinancial) in a strategic merger of equals, in which each share of Entegra common stock would be converted into 1.215 shares of SmartFinancial common stock. Based on the closing price of SmartFinancial’s common stock of $18.40 on January 14, 2019, this implied a transaction value of $22.36 per share, or approximately $158.2 million. Subsequent to that announcement, First Citizens Bank approached Entegra and its advisors with a significantly higher price to acquire the company. Under the terms of its definitive agreement with SmartFinancial, the board of directors of Entegra exercised its right to enter into discussions with First Citizens Bank. Ultimately, the board determined that the cash consideration offer of $30.18 from First Citizens Bank was a superior proposal to the agreement with SmartFinancial, and pursuant to its fiduciary duties and, as permitted under its agreement with SmartFinancial, entered into an agreement with First Citizens Bank. Under the terms of the First Citizens Bank agreement with Entegra, First Citizens Bank will pay a termination fee of $6.4 million to SmartFinancial on behalf of Entegra, which Entegra was obligated to pay under its agreement with SmartFinancial upon the termination of that agreement by Entegra.

As of December 31, 2018, Entegra reported $1.6 billion in consolidated assets, $1.2 billion in deposits and $1.1 billion in loans.

Entegra Bank opened in 1922 and is a state-chartered, full-service commercial bank with 18 offices and two loan production offices throughout Western North Carolina, Upstate South Carolina and North Georgia.

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Customers should bank as they normally do at their existing branches, which will become part of First Citizens upon the completion of the merger.

Frank B. Holding Jr., chairman and chief executive officer of First Citizens, said: “First Citizens has a long and proud history in nearly all of these communities. We also share many core attributes with Entegra, including a commitment to service excellence and relationship banking. We look forward to building on the solid foundations both banks have established so that, together, we can better serve even more individuals and businesses.”

Roger Plemens, president and chief executive officer of Entegra Bank, said: “We are pleased to announce this combination with First Citizens, which shares our customer focus and community banking approach. Not only does this represent a significantly higher price for our shareholders, we also believe that First Citizens’ size and resources will present more opportunities in the future for our customers and communities.”

Sandler O’Neill + Partners, L.P. acted as financial advisor to Entegra in connection with this transaction. Raleigh-based Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP represented First Citizens in the transaction; Hunton Andrews Kurth LLP represented Entegra.

Additional Information

This communication may be deemed to be a solicitation of proxies in respect of the proposed acquisition of Entegra. In connection with the proposed merger, Entegra will prepare and send a proxy statement to each of its shareholders in connection with a meeting of its shareholders at which shareholders will vote on approval of the merger. SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THAT DOCUMENT, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The definitive proxy statement and a proxy card will be mailed to each shareholder entitled to vote at the special meeting relating to the proposed acquisition. Investors and shareholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by Entegra, at the website of the Securities and Exchange Commission (SEC), www.sec.gov.

About First Citizens Bank

Founded in 1898 and headquartered in Raleigh, N.C., First Citizens Bank serves customers at more than 550 branches in 19 states. First Citizens Bank is a wholly owned subsidiary of First Citizens BancShares, Inc. (Nasdaq: FCNCA), which has $35 billion in assets as of December 31, 2018. For more information, call toll free 1.888.FC DIRECT (1.888.323.4732) or visit www.firstcitizens.com. First Citizens Bank. Forever First®.

About Entegra Financial Corp. and Entegra Bank

Entegra Financial Corp. is the holding company of Entegra Bank. Entegra’s common stock trades on the Nasdaq Global Market under the ticker symbol “ENFC.” Entegra Bank operates a total of 18 branches located throughout the Western North Carolina counties of Cherokee, Haywood, Henderson, Jackson, Macon, Polk and Transylvania; the Upstate South Carolina counties of Anderson, Greenville and Spartanburg; and the North Georgia counties of Pickens and Hall. The bank also operates loan production offices in Asheville, N.C. and Clemson, S.C. For further information, visit the bank’s website: www.entegrabank.com.

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Participants in the Solicitation

Entegra and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies from shareholders of Entegra in connection with the proposed acquisition. Information about Entegra’s directors and executive officers may be found in the definitive proxy statement for Entegra’s 2018 annual meeting of shareholders, filed by Entegra with the SEC on April 2, 2018. Additional information regarding the interests of these participants will also be included in the proxy statement regarding the proposed transaction when it becomes available.

Disclosures About Forward Looking Statements

This Press Release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as "expects," "anticipates," "believes," "estimates," "plans," "projects," or other statements concerning opinions or judgments of Entegra Financial Corp. and First Citizens Bank and their managements about future events. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those described in the statements. Forward-looking statements in this Press Release include statements regarding Entegra Financial Corp.’s and First Citizens Bank’s expectations regarding the benefits of the merger, other statements concerning opinions or judgments of Entegra Financial Corp. and First Citizens Bank and their managements about future events, future financial and operating results and their respective plans, objectives, and intentions, the benefits to First Citizens Bank and Entegra Financial Corp. of the proposed merger, and when the merger will be completed. The accuracy of such forward-looking statements could be affected by factors beyond Entegra Financial Corp.’s and First Citizens Bank’s control, including, but not limited to, the failure to obtain or delays in the receipt of regulatory and shareholder approvals that must be received before the merger may be completed, the failure to obtain or delays in the satisfaction or waiver of other conditions to the consummation of the merger, the risk that the cost savings and any revenue synergies from the proposed merger may not be realized or take longer than anticipated to be realized, disruption from the proposed mergers with customer, supplier, or employee relationships, the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, the risk of potential litigation or regulatory action related to the merger, general competitive, economic, political, and market conditions, and difficulties experienced in the integration of the businesses of Entegra Financial Corp.’s and First Citizens Bank. Additional factors that could cause actual results to differ materially from those anticipated by forward-looking statements will be discussed in Entegra Financial Corp.’s proxy statement for its special meeting of shareholders. Entegra Financial Corp. and First Citizens Bank undertake no obligation to revise or update these statements following the date of this Press Release.

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Client Notification

To Our Valued Customers,

We have announced that Entegra Bank has entered into a definitive merger agreement with Raleigh, N.C.-headquartered First Citizens Bank. First Citizens has over $35 billion in assets and more than 550 branches in 19 states. As part of this much larger, growing institution, we will be able to continue providing a highly personalized experience, while also offering our customers access to more products, services, and resources over time.

For you, our valued customers, I want to emphasize that nothing is changing at this time and you can continue to conduct your banking business as usual. We will communicate with you regularly over the coming months.

As you know, earlier this year, we announced a merger of equals with SmartBank. Under any agreement of this nature, there is always the potential that another acquirer sees value in either company and decides to make a better offer. That is what occurred in our case, with First Citizens proposing a transaction that would provide significantly more value to our shareholders. The total value of the transaction with First Citizens, including the termination fee paid by First Citizens on behalf of Entegra, is expected to be nearly $220 million. Our Board of Directors had a fiduciary obligation to shareholders to accept this superior proposal. The merger we have announced with First Citizens is the final outcome of that process.

First Citizens has a 120-year track record of working to help families and businesses make more of their finances. Beyond our similar roots as community banks, we share the same core values, philosophies, and commitment to excellent client service, consistently striving to exceed customer expectations by building lasting relationships. First Citizens has a proud history in North Carolina, South Carolina, and Georgia and is committed to continuing its role as a supportive corporate citizen in our communities.

You can continue to count on us to serve your banking and financial needs with an emphasis on personal, quality service. If you have any questions, please feel free to contact your relationship manager.

Participants in the Solicitation

Entegra and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Entegra shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entegra may be found in the definitive proxy statement for Entegra’s 2018 annual meeting of shareholders, filed by Entegra with the SEC on April 2, 2018.  Additional information regarding the interests of these participants will also be included in the proxy statement regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described in the paragraph below.

Forward-Looking Statements

Certain of the statements made in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Entegra of the proposed Merger, Entegra’s future financial and operating results and its plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Entegra to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) disruption from the proposed Merger, or recently completed mergers, with customer, supplier, or employee relationships, (2) uncertainties as to the timing of the Mergers, (3) the risk that the proposed transactions may not be completed in a timely manner or at all, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including under circumstances that would require Entegra to pay a termination fee, (5) the failure to obtain necessary shareholder or regulatory approvals for the Mergers, (6) the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Mergers to be satisfied, (8) reputational risk and the reaction of the parties’ customers to the merger, (9) the risk of potential litigation or regulatory action related to the merger, and (10) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Entegra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, Entegra disclaims any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Entegra by BancShares. In connection with the proposed transaction, Entegra intends to file with the SEC and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available.  BEFORE MAKING ANY VOTING DECISION, ENTEGRA’S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  Investors and security holders may also want to review and consider each of Entegra’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its prior proxy statements, its Current Reports on Form 8-K, and its Quarterly Reports on Form 10-Q.

The documents filed by Entegra with the SEC may be obtained free of charge at Entegra’s Investor Relations website at www.snl.com/IRW/CorporateProfile/4290505 under the heading “SEC Filings.”  The documents filed by Entegra with the SEC can also be found at the SEC’s website at www.sec.gov. The Entegra documents may be obtained free of charge from Entegra by requesting them in writing to Entegra Financial Corp., 14 One Center Court, Franklin, North Carolina 28734, or by telephone at (828) 524-7000.

Client FAQ

1.	What have you announced?
•	Entegra Bank has entered into a definitive merger agreement with Raleigh, N.C.-headquartered First Citizens Bank.
•	First Citizens has over $35 billion in assets and more than 550 branches in 19 states.
•	As part of this much larger, growing bank, we will be able to continue providing a highly personalized experience, while also offering our customers access to more products, services, and resources over time.
•	This transaction replaces our previously announced agreement with SmartBank.

2.	What happened to the SmartBank merger?
•	As you know, earlier this year, we announced a merger of equals with SmartBank. Under any agreement of this nature, there is always the potential that another acquirer sees value in either company and decides to make a better offer.
•	That is what occurred in our case, with First Citizens proposing a transaction that would provide significantly more value to our shareholders. The total value of the transaction with First Citizens, including the termination fee paid by First Citizens on behalf of Entegra, is expected to be nearly $220 million.
•	Our Board of Directors had a fiduciary obligation to shareholders to accept this superior proposal. The merger we have announced with First Citizens is the final outcome of that process.
•	We believe this is also an excellent outcome for our customers, who will continue to benefit from our personalized service as well as the broader range of products and services we can offer as part of a large, growing, well-established bank.

3.	What does this mean for me? Are there any changes I need to be aware of?
•	Nothing is changing immediately; for now, it will be business as usual in your interaction with Entegra.
•	We expect the transaction to close during the second half of 2019, with system conversion occurring thereafter.
•	Our merger partner First Citizens has a 120-year track record of working to help families and businesses make more of their finances.
•	Beyond our similar roots as family founded community banks, we share the same core values, philosophies, and commitment to excellent client service, consistently striving to exceed customer expectations by building lasting relationships.
•	First Citizens has a proud history in North Carolina, South Carolina, and Georgia and is committed to continuing its role as a supportive corporate citizen in our communities.
•	We will be making every effort to assure that this is a completely seamless process for our customers and will give you plenty of notice of any changes in the future.

4.	Will my account numbers, credit cards, or other products change? Will my safe deposit box be in the same location?
•	Nothing is changing immediately; for now, it will be business as usual in your interaction with Entegra.
•	You can continue to talk to the same people you have always worked with and all your accounts, products, and services remain the same, in the same location.
•	We expect the transaction to close during the second half of 2019, with system conversion occurring thereafter.
•	We will be making every effort to ensure that this is a completely seamless process for our customers and will give you plenty of notice of any changes in the future.

5.	Who should I call with questions?
•	Your relationship manager will remain the same and you can feel free to call her or him just as you always have.

Participants in the Solicitation

Entegra and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Entegra shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entegra may be found in the definitive proxy statement for Entegra’s 2018 annual meeting of shareholders, filed by Entegra with the SEC on April 2, 2018.  Additional information regarding the interests of these participants will also be included in the proxy statement regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described in the paragraph below.

Forward-Looking Statements

Certain of the statements made in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Entegra of the proposed Merger, Entegra’s future financial and operating results and its plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Entegra to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) disruption from the proposed Merger, or recently completed mergers, with customer, supplier, or employee relationships, (2) uncertainties as to the timing of the Mergers, (3) the risk that the proposed transactions may not be completed in a timely manner or at all, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including under circumstances that would require Entegra to pay a termination fee, (5) the failure to obtain necessary shareholder or regulatory approvals for the Mergers, (6) the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Mergers to be satisfied, (8) reputational risk and the reaction of the parties’ customers to the merger, (9) the risk of potential litigation or regulatory action related to the merger, and (10) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Entegra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, Entegra disclaims any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Entegra by BancShares. In connection with the proposed transaction, Entegra intends to file with the SEC and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available.  BEFORE MAKING ANY VOTING DECISION, ENTEGRA’S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  Investors and security holders may also want to review and consider each of Entegra’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its prior proxy statements, its Current Reports on Form 8-K, and its Quarterly Reports on Form 10-Q.

The documents filed by Entegra with the SEC may be obtained free of charge at Entegra’s Investor Relations website at www.snl.com/IRW/CorporateProfile/4290505 under the heading “SEC Filings.”  The documents filed by Entegra with the SEC can also be found at the SEC’s website at www.sec.gov. The Entegra documents may be obtained free of charge from Entegra by requesting them in writing to Entegra Financial Corp., 14 One Center Court, Franklin, North Carolina 28734, or by telephone at (828) 524-7000.

Client Talking Points

What we announced – Definitive agreement with First Citizens enables us to offer customers same personal experience, with more products, services, and resources

•	Entegra Bank has entered into a definitive merger agreement with Raleigh, N.C.-headquartered First Citizens Bank.
•	First Citizens has over $35 billion in assets and more than 550 branches in 19 states.
•	As part of this much larger, growing bank, we will be able to continue providing a highly personalized experience, while also offering our customers access to more products, services, and resources over time.

Result of a new, higher offer that exceeded the SmartBank merger price – Board’s duty to explore and accept

•	As you know, earlier this year, we announced a merger of equals with SmartBank. Under any agreement of this nature, there is always the potential that another acquirer sees value in either company and decides to make a better offer.
•	That is what occurred in our case, with First Citizens proposing a transaction that would provide significantly more value to our shareholders. The total value of the transaction with First Citizens, including the termination fee paid by First Citizens on behalf of Entegra, is expected to be nearly $220 million.
•	Our Board of Directors had a fiduciary obligation to shareholders to accept this superior proposal. The merger we have announced with First Citizens is the final outcome of that process.

For customers, business as usual – similar institutions with similar customer focus

•	For you, our valued customers, I want to emphasize that nothing is changing immediately; for now, it will be business as usual in your interaction with Entegra.
•	We expect the transaction to close during the second half of 2019, with system conversion occurring thereafter.
•	We will communicate with you regularly to ensure a smooth transition, but for now, please conduct your banking business as usual.
•	Our merger partner First Citizens has a 120-year track record of working to help families and businesses make more of their finances.
•	Beyond our similar roots as family founded community banks, we share the same core values, philosophies, and commitment to excellent client service, consistently striving to exceed customer expectations by building lasting relationships.
•	First Citizens has a proud history in North Carolina, South Carolina, and Georgia and is committed to continuing its role as a supportive corporate citizen in our communities.

You can continue to count on us to serve your banking and financial needs with an emphasis on personal, quality service. If you have any questions, please feel free to contact your relationship manager.

Participants in the Solicitation

Entegra and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Entegra shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entegra may be found in the definitive proxy statement for Entegra’s 2018 annual meeting of shareholders, filed by Entegra with the SEC on April 2, 2018.  Additional information regarding the interests of these participants will also be included in the proxy statement regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described in the paragraph below.

Forward-Looking Statements

Certain of the statements made in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Entegra of the proposed Merger, Entegra’s future financial and operating results and its plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Entegra to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) disruption from the proposed Merger, or recently completed mergers, with customer, supplier, or employee relationships, (2) uncertainties as to the timing of the Mergers, (3) the risk that the proposed transactions may not be completed in a timely manner or at all, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including under circumstances that would require Entegra to pay a termination fee, (5) the failure to obtain necessary shareholder or regulatory approvals for the Mergers, (6) the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Mergers to be satisfied, (8) reputational risk and the reaction of the parties’ customers to the merger, (9) the risk of potential litigation or regulatory action related to the merger, and (10) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Entegra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, Entegra disclaims any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Entegra by BancShares. In connection with the proposed transaction, Entegra intends to file with the SEC and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available.  BEFORE MAKING ANY VOTING DECISION, ENTEGRA’S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  Investors and security holders may also want to review and consider each of Entegra’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its prior proxy statements, its Current Reports on Form 8-K, and its Quarterly Reports on Form 10-Q.

The documents filed by Entegra with the SEC may be obtained free of charge at Entegra’s Investor Relations website at www.snl.com/IRW/CorporateProfile/4290505 under the heading “SEC Filings.”  The documents filed by Entegra with the SEC can also be found at the SEC’s website at www.sec.gov. The Entegra documents may be obtained free of charge from Entegra by requesting them in writing to Entegra Financial Corp., 14 One Center Court, Franklin, North Carolina 28734, or by telephone at (828) 524-7000.

Employee FAQ

1.	What have we announced?
•	Entegra Bank has entered into a definitive merger agreement with Raleigh, N.C.-headquartered First Citizens Bank.
•	First Citizens has over $35 billion in assets and more than 550 branches in 19 states.
•	As part of this much larger, growing bank, we will be able to continue providing a highly personalized experience, while also offering our customers access to more products, services, and resources and employees new opportunities over time.
•	This transaction replaces our previously announced agreement with SmartBank.

2.	What happened to the SmartBank merger?
•	Under any agreement of this nature, there is always the potential that another acquirer sees value in either company and decides to make a better offer.
•	That is what occurred in our case, with First Citizens proposing a transaction that would provide significantly more value to our shareholders. The total value of the transaction with First Citizens, including the termination fee paid by First Citizens on behalf of Entegra, is expected to be nearly $220 million.
•	Our Board of Directors had a fiduciary obligation to shareholders to accept this superior proposal. The merger we announced with First Citizens is the final outcome of that process.

3.	What does this mean for me?
•	For now, nothing is changing, including your roles, responsibilities, compensation, and benefits – and it is business as usual at Entegra.
•	We are creating a transition planning team that will include Roger to help ensure that the combined organization will benefit from the best attributes and offerings of both companies.
•	We expect the closing to take place during the second half of 2019, with system conversion occurring thereafter.
•	We will communicate with you well in advance of any changes to help you plan.
•	In the meantime, we recognize that change can be distracting. The best thing we can all do is continue to focus on our day-to-day responsibilities, providing our valued customers with the quality service and attention that they have come to expect from us.

4.	Will the management team stay the same?
•	For now, it is business as usual.
•	We are creating a transition planning team that will include Roger to help ensure that the combined organization will benefit from the best attributes and offerings of both companies.
•	We expect the closing to take place during the second half of 2019, with system conversion occurring thereafter.

5.	How will the merger impact our customers? What differences will they see?
•	None immediately.
•	Customers should continue to conduct their banking business as usual.
•	Over time, as part of this much larger, growing bank, we will be able to continue providing a highly personalized experience, while also offering access to more products, services, and resources.
•	We will be communicating with customers as needed to make the transition as seamless as possible.
•	The important thing is that customers can expect to continue to receive the outstanding service and personalized attention for which both we and First Citizens are known.
•	If customers express concerns, kindly refer them to the appropriate relationship managers or the appropriate management team member.

6.	What impact will this have on the community?
•	First Citizens has an extensive and proud history in the states we serve and is committed to continuing in its role as a strong, supportive corporate citizen in North Carolina, South Carolina, and Georgia.

7.	What should I do if I receive a call from the media?
•	Consistent with company policy, kindly refer any media inquiries to Roger (rplemens@entegrabank.com).

8.	Who should I contact if I have questions about the transaction?
•	Any member of the executive management team should be able to answer questions; however, please do not hesitate to contact Roger (rplemens@entegrabank.com).

Participants in the Solicitation

Entegra and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Entegra shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entegra may be found in the definitive proxy statement for Entegra’s 2018 annual meeting of shareholders, filed by Entegra with the SEC on April 2, 2018.  Additional information regarding the interests of these participants will also be included in the proxy statement regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described in the paragraph below.

Forward-Looking Statements

Certain of the statements made in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Entegra of the proposed Merger, Entegra’s future financial and operating results and its plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Entegra to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) disruption from the proposed Merger, or recently completed mergers, with customer, supplier, or employee relationships, (2) uncertainties as to the timing of the Mergers, (3) the risk that the proposed transactions may not be completed in a timely manner or at all, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including under circumstances that would require Entegra to pay a termination fee, (5) the failure to obtain necessary shareholder or regulatory approvals for the Mergers, (6) the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Mergers to be satisfied, (8) reputational risk and the reaction of the parties’ customers to the merger, (9) the risk of potential litigation or regulatory action related to the merger, and (10) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Entegra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, Entegra disclaims any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Entegra by BancShares. In connection with the proposed transaction, Entegra intends to file with the SEC and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available.  BEFORE MAKING ANY VOTING DECISION, ENTEGRA’S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  Investors and security holders may also want to review and consider each of Entegra’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its prior proxy statements, its Current Reports on Form 8-K, and its Quarterly Reports on Form 10-Q.

The documents filed by Entegra with the SEC may be obtained free of charge at Entegra’s Investor Relations website at www.snl.com/IRW/CorporateProfile/4290505 under the heading “SEC Filings.”  The documents filed by Entegra with the SEC can also be found at the SEC’s website at www.sec.gov. The Entegra documents may be obtained free of charge from Entegra by requesting them in writing to Entegra Financial Corp., 14 One Center Court, Franklin, North Carolina 28734, or by telephone at (828) 524-7000.

Employee Talking Points

What we announced – Definitive agreement with First Citizens enables us to offer customers same personal experience, with more products, services, and resources

•	Entegra Bank has entered into a definitive merger agreement with Raleigh, N.C.-headquartered First Citizens Bank.
•	First Citizens has over $35 billion in assets and more than 550 branches in 19 states.
•	As part of this much larger, growing bank, we will be able to continue providing a highly personalized experience, while also offering our customers access to more products, services, and resources and employees new opportunities over time.

Result of a new, higher offer that exceeded the SmartBank merger price – Board’s duty to explore and accept

•	As you know, earlier this year, we announced a merger of equals with SmartBank. Under any agreement of this nature, there is always the potential that another acquirer sees value in either company and decides to make a better offer.
•	That is what occurred in our case, with First Citizens proposing a transaction that would provide significantly more value to our shareholders. The total value of the transaction with First Citizens, including the termination fee paid by First Citizens on behalf of Entegra, is expected to be nearly $220 million.
•	Our Board of Directors had a fiduciary obligation to shareholders to accept this superior proposal. The transaction we have announced with First Citizens is the final outcome of that process.

For employees, nothing changing for now

•	For now, nothing is changing, including your roles, responsibilities, compensation, and benefits – and it is business as usual at Entegra.
•	We have much in common with First Citizens, which like us, has a long track record of working to help families and businesses make more of their finances.
•	Beyond our similar roots, we share the same core values, philosophies, and commitment to excellent client service.
•	First Citizens has a proud history in North Carolina, South Carolina, and Georgia and is committed to continuing its role as a supportive corporate citizen in our communities.
•	We will create an integration planning team that will include Roger to help ensure that the combined organization will benefit from the best attributes and offerings of both companies.
•	We expect the closing to take place during the second half of 2019, with system conversion occurring thereafter.
•	We will communicate about any changes well in advance to help your planning process.

In the meantime, if you have any questions, please feel free to contact Roger (rplemens@entegrabank.com)

Participants in the Solicitation

Entegra and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Entegra shareholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Entegra may be found in the definitive proxy statement for Entegra’s 2018 annual meeting of shareholders, filed by Entegra with the SEC on April 2, 2018.  Additional information regarding the interests of these participants will also be included in the proxy statement regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described in the paragraph below.

Forward-Looking Statements

Certain of the statements made in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” and “estimate,” and similar expressions, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements about the benefits to Entegra of the proposed Merger, Entegra’s future financial and operating results and its plans, objectives, and intentions. All forward-looking statements are subject to risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Entegra to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties, and other factors include, among others, (1) disruption from the proposed Merger, or recently completed mergers, with customer, supplier, or employee relationships, (2) uncertainties as to the timing of the Mergers, (3) the risk that the proposed transactions may not be completed in a timely manner or at all, (4) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, including under circumstances that would require Entegra to pay a termination fee, (5) the failure to obtain necessary shareholder or regulatory approvals for the Mergers, (6) the possibility that the amount of the costs, fees, expenses, and charges related to the merger may be greater than anticipated, including as a result of unexpected or unknown factors, events, or liabilities, (7) the failure of the conditions to the Mergers to be satisfied, (8) reputational risk and the reaction of the parties’ customers to the merger, (9) the risk of potential litigation or regulatory action related to the merger, and (10) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Entegra’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the SEC and available on the SEC’s website at http://www.sec.gov. Except as may be required by applicable law, Entegra disclaims any obligation to update or revise any forward-looking statements contained in this communication, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Entegra by BancShares. In connection with the proposed transaction, Entegra intends to file with the SEC and furnish to its stockholders a proxy statement and other relevant documents which will be mailed or otherwise disseminated to its stockholders when it becomes available.  BEFORE MAKING ANY VOTING DECISION, ENTEGRA’S SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) CAREFULLY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  Investors and security holders may also want to review and consider each of Entegra’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its prior proxy statements, its Current Reports on Form 8-K, and its Quarterly Reports on Form 10-Q.

The documents filed by Entegra with the SEC may be obtained free of charge at Entegra’s Investor Relations website at www.snl.com/IRW/CorporateProfile/4290505 under the heading “SEC Filings.”  The documents filed by Entegra with the SEC can also be found at the SEC’s website at www.sec.gov. The Entegra documents may be obtained free of charge from Entegra by requesting them in writing to Entegra Financial Corp., 14 One Center Court, Franklin, North Carolina 28734, or by telephone at (828) 524-7000.

Branch Manager Communications Toolkit: Instructions

As Entegra leaders, your role will be critical in helping employees understand and process the news regarding our definitive merger agreement with First Citizens, which will replace our previously announced merger agreement with SmartBank. This will be a significant moment for the company, and your team members will be looking to you for guidance and answers. Your leadership will make a difference in how they feel and act.

Additionally, your role as key client relationship managers will be integral to ensuring continued customer trust and confidence in Entegra.

To assist you in your discussions with these stakeholders, we are providing several communications documents with additional information regarding the transaction. Attached you will find these materials, which include: (1) talking points for use with employees, (2) employee FAQs, (3) talking points for use with clients, and (4) client FAQs.

As a reminder, until such time as the transaction closes, Entegra and First Citizens must continue to operate as two separate companies. Please do not share the attached materials externally.

This morning, we ask that you please commit to the following:

✓	Do review the enclosed materials to ensure that you are adhering to these messages.
✓	Do keep the focus on upholding our commitments and serving our customers, and reinforce to your team the importance of maintaining business as usual.
✓	Do manage expectations with your team that we are still in the very early stages of this process. Assure them that we will communicate with them on a regular basis as we approach key milestones to closing the transaction.
✓	Do keep note of any new / worrisome employee concerns or issues and elevate immediately to the appropriate HR contact.
✓	Do refer external inquiries you receive immediately to the following points of contact:
o	All customer inquiries should be directed to the appropriate relationship manager.
o	All media inquiries should be directed to Roger.

We ask that you refrain from the following:

✗	Don’t speculate with employees about the future organizational structure of their company. Keep conversations focused on what we know and on our commitment to keeping them informed throughout this process.
✗	Don’t like, share, or comment on any third party social media posts about the transaction and remind our colleagues of this.
✗	Don’t speak to the media about this transaction (or any topic), even to provide general background. All media inquiries should be managed only by Roger.

Thank you for your efforts in ensuring the announcement is well understood, and your leadership.

A proud history. A bright future. Forever First. ® First Citizens Bank

First Citizens Bank: An introduction. We’re pleased to introduce you to our company, First Citizens Bank. First Citizens was founded in 1898 in North Carolina. For more than 100 years, we’ve been helping families and businesses make more of their finances. We’ve shared their dreams, helped make budgets work harder and put together financial plans to last them the rest of their lives. We’re known for being careful with our customers’ money and for treating those who choose us with respect and courtesy. Our steadfast commitment to building lasting relationships has made us one of the country’s leading financial institutions for both personal and business customers. This long-term approach along with our competitive product offerings in areas such as business, commercial, institutional banking, wealth management1 and insurance1 services are why customers have trusted us with their financial well-being. At First Citizens, we’ve grown through the years by delivering a consistently high level of service and by bringing other banks into our system through select mergers and acquisitions. We believe in providing a satisfying banking experience for our customers and a quality work environment for our associates. We’re proud of the bank we’ve built. And look forward to getting to know you. More than 100 years. Over 6,000 people strong. While we began as a small-town bank with a single branch, today’s First Citizens has more than 500 branches from coast to coast. We’re one of the largest family-controlled banks in the United States. And we’ve been led for three generations by the family of our CEO and Chairman, Frank B. Holding, Jr. • Founded in 1898 as the Bank of Smithfield (North Carolina) • Incorporated in 1929 as First-Citizens Bank & Trust Company by R.P. Holding • Headquartered in Raleigh, North Carolina • Total assets of more than $35 billion • More than 6,000 associates • Subsidiary of First Citizens BancShares, Inc. (Nasdaq: FCNCA) Add it all up and you have a bank like no other: We combine the resources and capabilities of a national bank with the values that come from starting out as a community bank in North Carolina. This heritage gives us a special understanding of the choices customers face when it comes to the money they earn, save and invest – and our ability to help them choose well. To learn more about First Citizens Bank, please visit us online at firstcitizens.com. Frank B. Holding Jr. Chairman and CEO 1 Wealth management and insurance services are not available in all areas. Investments in securities, annuities and insurance are not insured by the FDIC or any federal government agency; may lose value; are not a deposit or other obligation, or guaranteed by, any bank or affiliate; and are subject to investment risks, including possible loss of the principal amount invested.

Equal Housing Lender . Member FDIC. Working hard. Planning ahead. Caring for our customers. Forever First. For over 100 years, customers have trusted First Citizens Bank with their money...and their futures. And that’s a trust we’ve taken seriously every day we’ve been in business. To every First Citizens customer, we make a simple promise: We will live and work by the values that have distinguished First Citizens since the day we opened our doors. As we say in our advertising, “Money isn’t everything. But so much depends on what you do with your money.” First Citizens Bank. Forever First. 4300 Six Forks Rd. | Raleigh, North Carolina 27609 1.877.456.7318 | firstcitizens.com